UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2010 (April 21, 2010)

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.07           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of the company's shareholders was held at the company's Bloomfield headquarters on April 21, 2010.  Following is a brief description of each matter voted upon at the meeting:

1.           Election of Directors

The Board of Directors has authorized ten directors divided into three classes. At this meeting, one individual was elected as a Class 3 Director to serve a term of one year and three individuals were elected as Class 2 directors, each to serve for a term of three years; all directors serve until his or her successor has been elected and qualified.   Opposite each person's name is the number of shares voted in favor and the number of votes withheld.  There were 1,239,264 broker non-votes.

Name	In Favor	Vote Withheld

Class 3 Director
George E. Minnich	21,007,945	1,660,188

Class 2 Directors
Neal J. Keating	20,109,004	2,559,129
Eileen S. Kraus	21,580,557	1,087,576
Richard J. Swift	21,970,105	698,028

The Class 1 and Class 3 Directors whose terms of office as directors continued after the meeting are Brian E. Barents, Edwin A. Huston, Thomas W. Rabaut, E. Reeves Callaway III, Karen M. Garrison, and A. William Higgins.

2.           Approval of the Company’s 2003 Stock Incentive Plan, as amended

A proposal was made to approve the Company’s 2003 Stock Incentive Plan, as amended in order to renew shareholder approval with respect to certain performance-based compensation in accordance with the requirements of Section 162(m) of the Internal Revenue Code and to authorize the adoption and operation of the 2003 Stock Incentive Plan as amended through April 5, 2010, including approval of an additional 950,000 Shares of Common Stock for issuance under the plan.  This proposal was adopted by shareholders, who voted 19,016,661 shares in favor, 3,085,335 against, with 582,362 abstentions and 1,223,039 broker non-votes.

3.           Approval of the Company’s Employees Stock Purchase Plan, as amended

A proposal was made to approve the Company’s Employees Stock Purchase Plan, as amended in order to, among other things, increase the number of authorized under the plan by 500,000 shares of Common Stock.  This proposal was adopted by shareholders, who voted 21,065,029 shares in favor, 1,020,459 against, with 577,469 abstentions and 1,244,440 broker non-votes.

4.           Ratification of KPMG LLP Appointment

A proposal to ratify the appointment of KPMG LLP as the company's auditors during the ensuing year was adopted by shareholders who voted 22,524,703 shares in favor, 1,355,238 against, with 27,456 abstentions and no broker non-votes.

 Item 9.01                      Financial Statements and Exhibits

(c)         Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Candace A. Clark
Candace A. Clark
Senior Vice President, Chief Legal Officer and Secretary

Date: April 22, 2010

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit	Description

None